UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

May 24, 2011
Date of Report (Date of earliest event reported)

Rovi Corporation
(Exact name of registrant as specified in its charter)

      Delaware                                     000-53413                                     26-1739297
(State or other jurisdiction of                 (Commission                               (I.R.S. employer
incorporation or organization)                         File No.)                                identification number)

2830 De La Cruz Boulevard
Santa Clara, California 95050
(Address of principal executive offices, including zip code)

(408) 562-8400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           Amendment of 2008 Equity Incentive Plan

At the 2011 Annual Meeting of Stockholders (the “Annual Meeting”) of Rovi Corporation (the “Company”) held on May 24, 2011, the Company’s stockholders approved an amendment to the Company’s 2008 Equity Incentive Plan (the “Amended Equity Plan”) to allow the Company’s chief executive officer to participate in such plan.  The Company’s Compensation Committee and Board of Directors previously approved the Amended Equity Plan, subject to such stockholder approval.  The Company’s executive officers are eligible to participate in the Amended Equity Plan.

A summary of the Amended Equity Plan is set forth in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 1, 2011 (the “Proxy Statement”).  That summary and the above description of the Amended Equity Plan do not purport to be complete, and are qualified in their entirety by reference to the Amended Equity Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07.      Submission of Matters to a Vote of Security Holders.

The 2011 Annual Meeting of Stockholders (the “Annual Meeting”) of Rovi Corporation (the “Company”) was held on May 24, 2011.  At the Annual Meeting, the Company’s stockholders voted on (1) the election of six directors nominated by the Board of Directors to serve until the 2012 Annual Meeting of Stockholders, (2) an amendment to the Company’s 2008 Equity Incentive Plan to allow the Company’s chief executive officer to participate in such plan, (3) the ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2011, (4) an advisory resolution on executive compensation, and (5) an advisory vote on the frequency of future advisory votes on executive compensation.  The table below sets forth the final number of votes cast for and against (or, with respect to the advisory vote on the frequency of future advisory votes on executive compensation, the number of votes cast for one year, two years and three years), and the number of abstentions and broker non-votes, for each matter voted upon by the Company’s stockholders.

Proposal No. 1: Election of Directors:

Name	For	Withheld	Broker Non-Votes
Alfred J. Amoroso	97,647,936	160,725	6,152,325
Andrew K. Ludwick	95,026,918	2,781,743	6,152,325
Alan L. Earhart	97,269,903	538,758	6,152,325
James E. Meyer	95,840,275	1,968,386	6,152,325
James P. O’Shaughnessy	94,652,937	3,155,724	6,152,325
Ruthann Quindlen	94,656,197	3,152,464	6,152,325

Proposal No. 2:  Amendment to the Company’s 2008 Equity Incentive Plan to allow the Company’s chief executive officer to participate in such plan:

For	Against	Abstain	Broker Non-Votes
92,526,738	5,211,898	70,025	6,152,325

Proposal No. 3: Ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011:

For	Against	Abstain	Broker Non-Votes
103,664,718	237,759	58,509	0

Proposal No. 4:  Advisory resolution on executive compensation:

For	Against	Abstain	Broker Non-Votes
85,770,884	11,948,178	89,599	6,152,325

Proposal No. 5:  Advisory vote on the frequency of future advisory votes on executive compensation:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
83,465,181	211,248	13,972,718	159,514	0

Item 9.01.      Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Description

10.1	2008 Equity Incentive Plan, as amended

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rovi Corporation
(Registrant)
Date: May 24, 2011	By:	/s/ Stephen Yu
Stephen Yu
EVP and General Counsel

INDEX TO EXHIBITS

Exhibit Number	Description

10.1	2008 Equity Incentive Plan, as amended